Deutsche Asset
& Wealth Management
                                                                       [DB Logo]


Summary Prospectus | December 1, 2015



Deutsche Strategic Equity Long/Short Fund





 CLASS/Ticker    A   DSLAX    C   DSLCX    INST   DSLIX    S   DSLSX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at deutschefunds.com/ mutualpros. You can also get this information at no cost by e-mailing a request to service@db.com, calling (800) 728-3337 or asking your financial advisor. The prospectus and SAI, both dated December 1, 2015, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks long-term capital appreciation.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Deutsche funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 15) and Purchase and Redemption of Shares in the fund's SAI (p. II-16).


SHAREHOLDER FEES (paid directly from your investment)


                                                   A          C    INST      S
                                          ----------  ---------  ------  -----
Maximum sales charge (load) imposed on
purchases, as % of offering price              5.75     None     None    None
-----------------------------------------      ----     --       ------  ---
Maximum deferred sales charge (load), as
% of redemption proceeds                     None     1.00       None    None
-----------------------------------------    ------   ----       ------  ---
Account Maintenance Fee (annually, for
fund account balances below $10,000 and
subject to certain exceptions)              $   20    $20        None    $20
-----------------------------------------   -------   ----       ------  ---

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


                                                A          C        INST           S
                                        ---------  ---------  ----------  ----------
Management fee                              1.75       1.75       1.75        1.75
---------------------------------------     ----       ----       ----        ----
Distribution/service (12b-1) fees           0.24       1.00      None        None
---------------------------------------     ----       ----      -----       -----
  Dividend expenses on short sales          0.74       0.74       0.74        0.74
  Other expenses                            0.46       0.44       0.33        0.52
TOTAL OTHER EXPENSES                        1.20       1.18       1.07        1.26
---------------------------------------     ----       ----      -----       -----
Acquired funds fees and expenses            0.01       0.01       0.01        0.01
---------------------------------------     ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING EXPENSES        3.20       3.94       2.83        3.02
---------------------------------------     ----       ----      -----       -----
Fee waiver/expense reimbursement            0.05       0.04       0.00        0.02
---------------------------------------     ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING EXPENSES
AFTER FEE WAIVER/EXPENSE REIMBURSEMENT      3.15       3.90       2.83        3.00
---------------------------------------     ----       ----      -----       -----

The Advisor has contractually agreed through November 30, 2016 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses, dividend expenses on short sales and acquired funds fees and expenses) at ratios no higher than 2.40%, 3.15% and 2.25% for Class A, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period for Class A, Class C and Class S) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A         C      INST         S
-------  --------  --------  --------  --------
1        $ 875     $ 492     $ 286     $ 303
--       -----     -----     -----     -----
3        1,500     1,197       877       931
--       -----     -----     -----     -----
5        2,148     2,020     1,494     1,585
--       -----     -----     -----     -----
10       3,874     4,153     3,157     3,335
--       -----     -----     -----     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         C      INST         S
-------  --------  --------  --------  --------
1        $ 875     $ 392     $ 286     $ 303
--       -----     -----     -----     -----
3        1,500     1,197       877       931
--       -----     -----     -----     -----
5        2,148     2,020     1,494     1,585
--       -----     -----     -----     -----
10       3,874     4,153     3,157     3,335
--       -----     -----     -----     -----

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Portfolio turnover rate for fiscal year 2015: 316%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund seeks to achieve its investment objective by employing a multi-manager approach whereby the fund's assets are allocated among separate subadvisors that employ a variety of long/short investment strategies that take long and short positions. The fund may have exposure to equity securities of US and foreign companies of all sizes. Some subadvisors may focus on certain sectors of the market or geographic locations.


The fund typically intends to maintain a net long exposure between 20% and 80% of the fund's net asset value (NAV). For example, if the fund's long positions provide investment exposure equal to 100% of its NAV and the fund's short positions provide investment exposure equal to 40% of its NAV, the fund would have a net long exposure equal to 60% of its NAV. When market conditions warrant, the fund may increase or decrease its net investment exposure above or below the stated range, including at times maintaining a market neutral or net short exposure in the portfolio.


A long position arises where the fund holds a security in its portfolio or maintains a position through a derivative instrument that provides economic exposure similar to direct ownership of the security. Short positions generally involve selling a security not held within the portfolio in anticipation that the security's price will decline or entering into a derivative instrument that provides economic exposure similar to a short sale of the security. To complete a short sale transaction, the fund typically must borrow the stock to make delivery to the buyer. The fund then would be obligated to replace the stock borrowed by purchasing the stock at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the stock was sold short by the fund.


Under normal market conditions, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and related derivative instruments tied economically to equity securities. The equity securities in which the fund may invest (both long and short exposure) include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts, real estate investment trusts (REITs) and exchange traded funds (ETFs). In addition, the fund may from time to time invest a portion of its assets in cash, cash equivalents or money market funds.


MANAGEMENT PROCESS. Deutsche Investment Management Americas Inc. (DIMA or Advisor) will set the fund's overall investment strategy and evaluate and recommend to the fund's Board the hiring, termination and replacement of any subadvisors to manage all or a portion of the fund's assets. The Advisor will allocate and, as needed, reallocate fund assets to subadvisors whose strategies the Advisor believes, when combined to form a single portfolio, can provide attractive risk-adjusted returns over the long term.


The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend to the Board the hiring, termination and replacement of any subadvisors. In recommending new subadvisors to the Board, the Advisor may consider numerous factors, including, but not limited to, (i) the subadvisor's investment strategy, taking into account such factors as geographical or sector bias, market capitalization exposure and quantitative (e.g., mathematical statistical models) versus fundamental (e.g., analysis that examines related economic, financial and other factors) processes; (ii) the experience of the subadvisor's investment team; (iii) the ability of the subadvisor to implement its investment strategy; (iv) the consistency of the past performance of the subadvisor's investment strategy; and (v) the subadvisor's policies and procedures to monitor risk. The Advisor retains investment discretion to invest the fund's assets directly and may do so for defensive purposes or in the event a subadvisor is terminated and a new subadvisor has not yet been hired.


The Advisor currently intends to allocate the fund's assets among the following investment strategies and subadvisors in such amounts as the Advisor may determine from time to time:



INVESTMENT STRATEGY           SUBADVISOR
----------------------------  ---------------------------------------
Developed Equity Long/Short   Omega Advisors, Inc. (Omega)
----------------------------- ---------------------------------------
Developed Equity Long/Short   Atlantic Investment Management, Inc.
-----------------------------(Atlantic)
                              ---------------------------------------
Global Equity Long/Short      Chilton Investment Company, LLC
----------------------------- Chilton)
                              ---------------------------------------
Global Equity Long/Short      Lazard Asset Management LLC
----------------------------- (Lazard)
                              ---------------------------------------

The Advisor also may allocate the fund's assets to additional strategies and subadvisors in the future.


DERIVATIVES. In implementing their respective strategies, the subadvisors generally may use futures contracts, total return swaps and exchange-traded options, which are each a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular security or market or to maintain full long and short exposure. In addition, the respective subadvisors may use forward currency



                                       2
                                       Deutsche Strategic Equity Long/Short Fund


                                             SUMMARY PROSPECTUS December 1, 2015
contracts and currency futures contracts to hedge exposure to changes in foreign currency exchange rates on foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities.

The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade securities actively and this may lead to high portfolio turnover.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


MULTI-MANAGER APPROACH RISK. While the investment strategies employed by the fund's subadvisors are intended to be complementary, they may not in fact be complementary. The interplay of the various strategies employed by the fund's multiple subadvisors may result in the fund holding a significant amount of certain types of securities. This may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The subadvisors selected for the fund may underperform the market generally or other subadvisors that could have been selected for the fund. The multi-manager approach could increase the fund's portfolio turnover rate which may result in higher levels of realized capital gains or losses with respect to the fund's portfolio securities, higher brokerage commissions and other transaction costs. The success of the fund's investment strategy depends on, among other things, both the Advisor's skill in selecting subadvisors and allocating assets to those subadvisors and the skill of the subadvisors in executing the relevant investment strategy and selecting investments for the fund. The degree of correlation among the various investment strategies of the subadvisors and the market as a whole will vary as a result of market conditions and other factors, and certain subadvisors could have a greater degree of correlation with each other and with the market than other subadvisors.


STOCK MARKET RISK. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.


MARKET DIRECTION RISK. Since the fund will typically hold both long and short positions, an investment in the fund will involve market risks associated with different types of investment decisions than those made for a typical "long only" fund. The fund's results will suffer both when there is a general market advance and the fund holds significant short positions, or when there is a general market decline and the fund holds significant long positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.


SHORT SALE RISK. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns.


The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


SECURITY SELECTION RISK. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters. Because the fund takes both long and short positions, the value of the securities held long might decrease and the value of the securities sold short might increase in response to activities of an individual company or in response to general market conditions. In this case, the fund's potential losses could exceed those of other mutual funds that hold only long stock positions.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the



                                       3
                                       Deutsche Strategic Equity Long/Short Fund


                                             SUMMARY PROSPECTUS December 1, 2015
fund's investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment and the fund may have to sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


INVESTMENT STYLE RISK. To the extent that the fund maintains a style-neutral portfolio, either growth funds or value funds may outperform the fund during any time period when one or the other is in favor. To the extent that the fund's portfolio favors either growth or value stocks, it may perform less well than if it had remained style-neutral if the style it favors underperforms the overall market.


REAL ESTATE SECURITIES RISK. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments and will depend on the value of the underlying properties or the underlying loans or interest. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.


ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments may have a significant impact on its performance since they may represent a larger proportion of the fund's overall portfolio as compared to the portfolio of a larger fund.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



                                       4
                                       Deutsche Strategic Equity Long/Short Fund


                                             SUMMARY PROSPECTUS December 1, 2015

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund's performance.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


ACTIVE TRADING RISK. Active securities trading could raise transaction costs (thus lowering returns) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.


OPERATIONAL AND TECHNOLOGY RISK. Cyber-attacks, disruptions, or failures that affect the fund's service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.



PAST PERFORMANCE


Since the fund commenced operations on May 15, 2014, performance information is not available for a full calendar year.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

MIHIR MESWANI, DIRECTOR, DIMA. Portfolio Manager of the fund. Began managing the fund in 2014.


SUBADVISOR

Atlantic Investment Management, Inc.


PORTFOLIO MANAGER(S)

ALEXANDER ROEPERS. President of Atlantic Investment Management, Inc. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.


SUBADVISOR

Chilton Investment Company, LLC


PORTFOLIO MANAGER(S)

RICHARD L. CHILTON, JR. Founder, Chairman, Chief Executive Officer and Chief Investment Officer of Chilton Investment Company, LLC. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.


SUBADVISOR

Lazard Asset Management LLC


PORTFOLIO MANAGER(S)

JEAN-DANIEL MALAN. Director at Lazard Asset Management LLC. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.


SUBADVISOR

Omega Advisors, Inc.


PORTFOLIO MANAGER(S)

LEON G. COOPERMAN. Chairman and Chief Executive Officer of Omega Advisors, Inc. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                         AUTOMATIC
                                        UGMAS/          INVESTMENT
             NON-IRA            IRAS     UTMAS               PLANS
        ------------  --------------  --------  ------------------
A C         1,000            500       1,000             500
------      -----            ---       -----             ---
INST    1,000,000           N/A         N/A             N/A
------  ---------           ----       -----            ----
S           2,500          1,000       1,000           1,000
------  ---------          -----       -----           -----

For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class shares. The minimum additional investment in all other instances is $50.



TO PLACE ORDERS


MAIL           New Accounts             Deutsche Asset & Wealth Management
                                        PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   Deutsche Asset & Wealth Management
                                        PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            Deutsche Asset & Wealth Management
               Redemptions              PO Box 219557
                                        Kansas City, MO 64121-9557
EXPEDITED MAIL                          Deutsche Asset & Wealth Management
                                        210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                deutschefunds.com
TELEPHONE                               (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.



                                       5
                                       Deutsche Strategic Equity Long/Short Fund


                                             SUMMARY PROSPECTUS December 1, 2015

TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.


PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your
salesperson   or   visit   your  financial  intermediary's  Web  site  for  more
information.


                                       6
                                       Deutsche Strategic Equity Long/Short Fund
                                  SUMMARY PROSPECTUS December 1, 2015 DSELSF-SUM